UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2017

CALATLANTIC GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, 32100 Arlington, Virginia		22209
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (240) 532-3806

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

CalAtlantic Group, Inc. (the “Company”) is issuing $125,000,000 aggregate principal amount of its 5 7/8% Senior Notes due 2024 (the “2024 Notes”) and $100,000,000 aggregate principal amount of its 5 1/4% Senior Notes due 2026 (the “2026 Notes” and, together with the 2024 Notes, the “Notes”).

The 2024 Notes will be issued under the indenture, dated as of April 1, 1999 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (as successor in interest to J.P. Morgan Trust Company, National Association, Bank One Trust Company, N.A. and The First National Bank of Chicago), as trustee (the “Trustee”), as supplemented by a Twenty-First Supplemental Indenture, dated as of November 6, 2014 (the “Twenty-First Supplemental Indenture”), among the Company, the subsidiary guarantors party thereto, and the Trustee and by a Twenty-Fifth Supplemental Indenture, dated as of October 1, 2015 (the “Twenty-Fifth Supplemental Indenture”), by and among the Company, the subsidiary guarantors party thereto (together with the subsidiary guarantors party to the Twenty-First Supplemental Indenture, the “Guarantors”) and the Trustee (the Indenture, as so supplemented, the “2024 Notes Indenture”). The 2024 Notes will be senior unsecured obligations of the Company and will be guaranteed by the Guarantors on a senior unsecured basis.

The 2024 Notes will have the same terms as, and will be treated as a single series with, the Company’s outstanding $300,000,000 aggregate principal amount of 5 7/8% Senior Notes due 2024, issued on November 6, 2014 (the “Existing 2024 Notes”). The 2024 Notes will also be fully fungible for tax purposes with, and will have the same CUSIP number as, the Existing 2024 Notes. Holders of the 2024 Notes and the Existing 2024 Notes will vote as one series under the 2024 Notes Indenture. The 2024 Notes will bear interest at a rate of 5 7/8% per year, payable semiannually in arrears on May 15 and November 15 of each year, beginning on May 15, 2017. The 2024 Notes will mature on November 15, 2024.

The Company may redeem any or all of the 2024 Notes at any time or from time to time. If the Company redeems the 2024 Notes prior to May 15, 2024, the redemption price will be equal to the greater of (a) 100% of the principal amount of the 2024 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments and interest on the 2024 Notes being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the comparable treasury rate plus 50 basis points, plus, in either case, accrued and unpaid interest, if any, on the principal amount being redeemed to the date of redemption. If the Company redeems the 2024 Notes on or after May 15, 2024, the redemption price will be equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, on the principal amount being redeemed to the date of redemption.

The 2026 Notes will be issued under the Indenture, as supplemented by a Twenty-Seventh Supplemental Indenture, dated as of May 31, 2016 (the “Twenty-Seventh Supplemental Indenture”), among the Company, the Guarantors, and the Trustee (the Indenture, as so supplemented, the “2026 Notes Indenture”). The 2026 Notes will be senior unsecured obligations of the Company and will be guaranteed by the Guarantors on a senior unsecured basis.

The 2026 Notes will have the same terms as, and will be treated as a single series with, the Company’s outstanding $300,000,000 aggregate principal amount of 5 1/4% Senior Notes due 2026, issued on May 31, 2016 (the “Existing 2026 Notes”). The 2026 Notes will also be fully fungible for tax purposes with, and will have the same CUSIP number as, the Existing 2026 Notes. Holders of the 2026 Notes and the Existing 2026 Notes will vote as one series under the 2026 Notes Indenture. The 2026 Notes will bear interest at a rate of 5 1/4% per year, payable semiannually in arrears on June 1 and December 1 of each year, beginning on June 1, 2017. The 2026 Notes will mature on June 1, 2026.

The Company may redeem any or all of the 2026 Notes at any time or from time to time. If the Company redeems the 2026 Notes prior to December 1, 2025, the redemption price will be equal to the greater of (a) 100% of the principal amount of the 2026 Notes being redeemed and (b) the sum of the present values of the remaining scheduled payments and interest on the 2026 Notes being redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the comparable treasury rate plus 50 basis points, plus, in either case, accrued and unpaid interest, if any, on the principal amount being redeemed to the date of redemption. If the Company redeems the 2026 Notes on or after December 1, 2025, the redemption price will be equal to 100% of the principal amount of the 2026 Notes to be redeemed plus accrued and unpaid interest, if any, on the principal amount being redeemed to the date of redemption.

Upon a “change of control triggering event” (as defined in the 2024 Notes Indenture, with respect to the 2024 Notes, and the 2026 Notes Indenture, with respect to the 2026 Notes), holders of the applicable Notes will have the right to require the Company to repurchase some or all of their applicable Notes at a price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of repurchase. A change of control triggering event occurs when both a change of control and a rating decline occur.

Pursuant to the terms of the indentures governing the Notes, the Company and its restricted subsidiaries will be subject to, among other covenants, restrictions on the incurrence of secured indebtedness, entering into sale and leaseback transactions, designating subsidiaries as unrestricted subsidiaries and investing in unrestricted subsidiaries.

The Trustee is the trustee under the indentures governing the Company’s other outstanding notes. Pursuant to the 2024 Notes Indenture and the 2026 Notes Indenture, the Company has delivered to the Trustee an Officer’s Certificate, dated as of April 4, 2017, notifying the Trustee of the issuance of the 2024 Notes and the 2026 Notes.

The foregoing description of the 2024 Notes, the Twenty-First Supplemental Indenture and the Twenty-Fifth Supplemental Indenture is qualified in its entirety by reference to the full text of the Twenty-First Supplemental Indenture (including the form of 2024 Notes), which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 6, 2014, and is incorporated herein by reference and the full text of the Twenty-Fifth Supplemental Indenture, which is attached as Exhibit 4.12 to the Company’s Current Report on Form 8-K, filed with SEC on October 5, 2015, and is incorporated herein by reference.

The foregoing description of the 2026 Notes and the Twenty-Seventh Supplemental Indenture is qualified in its entirety by reference to the full text of the Twenty-Seventh Supplemental Indenture (including the form of 2026 Notes), which is attached as Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 31, 2016, and is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

The Notes were sold in a public offering pursuant to a Registration Statement on Form S-3 (File No. 333-207309) (the “Registration Statement”) and a related prospectus and prospectus supplement filed with the Securities and Exchange Commission.

On March 30, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, the Guarantors and Mizuho Securities USA Inc., as underwriter (the “Underwriter”), relating to the sale by the Company of the Notes.

The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Attached hereto as exhibits are agreements and other information relating to the offering of the Notes pursuant to the Registration Statement. The exhibits are expressly incorporated by reference into the Registration Statement.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of March 30, 2017, by and among the Company, the Guarantors and Mizuho Securities USA Inc., relating to the offer and sale of the Notes.

4.1	Twenty-First Supplemental Indenture, dated as of November 6, 2014, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 6, 2014.

4.2	Twenty-Fifth Supplemental Indenture, dated as of October 1, 2015, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.12 to the Company’s Current Report on Form 8-K, filed with the SEC on October 5, 2015.

4.3	Twenty-Seventh Supplemental Indenture, dated as of May 31, 2016, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 31, 2016.

5.1	Opinion of Smith, Gambrell & Russell, LLP.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Smith, Gambrell & Russell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2017

CALATLANTIC GROUP, INC.

By:	/s/ JEFFREY J. MCCALL
	Name:	Jeffrey J. McCall
	Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of March 30, 2017, by and among the Company, the Guarantors and Mizuho Securities USA Inc., relating to the offer and sale of the Notes.

4.1	Twenty-First Supplemental Indenture, dated as of November 6, 2014, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on November 6, 2014.

4.2	Twenty-Fifth Supplemental Indenture, dated as of October 1, 2015, by and among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.12 to the Company’s Current Report on Form 8-K, filed with the SEC on October 5, 2015.

4.3	Twenty-Seventh Supplemental Indenture, dated as of May 31, 2016, by and among the Company, the Guarantors and The Bank of New York Mellon Trust Company, N.A., incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the SEC on May 31, 2016.

5.1	Opinion of Smith, Gambrell & Russell, LLP.

5.2	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.

12.1	Statement re: Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Smith, Gambrell & Russell, LLP (included as part of Exhibit 5.1).

23.2	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5.2).